Exhibit 21.1

LIST OF SUBSIDIARIES

Morgans Hotel Group Co.

Morgans Group LLC

Morgans Hotel Group Management LLC

Morgans US Franchise LLC

Morgans Hotel Franchising Genpar I LLC

Morgans Hotel Franchising Limpar LLC

Morgans Hotel Franchising Genpar LP

Morgans International Franchising LP

Hudson Delano Junior Mezz LLC

Hudson Delano Senior Mezz LLC

Beach Hotel Associates LLC

Henry Hudson Holdings LLC

Hudson Managing Member LLC

Hudson Residual Interests Inc.

Hudson Leaseco LLC

Hudson Pledgor LLC

58th Street Bar Company LLC

Hard Rock Hotel Holdings, LLC

Hard Rock Hotel Inc.

Clift Holdings LLC

495 Geary LLC

495 ABC License LLC

Shore Club Holdings LLC

MHG 150 Lafayette Investment LLC

Cape Soho Hotel, LLC

Sochin Realty Manager, LLC

Sochin Downtown Realty, LLC

Mondrian Miami Capital LLC

RMF Capital LLC

Mondrian Miami Investment LLC

1100 West Holdings II, LLC

1100 West Holdings LLC

1100 West Properties LLC

MC South Beach LLC

MHG Capital Trust I

MB Las Vegas Holdings LLC

MB\CG Las Vegas LLC

MB/RS Las Vegas LLC

SC Restaurant Company LLC

SC London LLC

SC London Limited

Morgans Istanbul LLC

SC Philips Clark LLC

Morgans Hotel Group U.K. Management Limited

Newco London City Limited

Royalton London LLC

Royalton UK Development Limited

Royalton Europe Holdings LLC

Morgans Newco Limited

Mondrian Scottsdale Mezz Holding Company LLC

MHG Scottsdale Holdings LLC

Morgans Holdings LLC

Morgans/Delano Pledgor LLC

Madison Bar Company LLC

SC Morgans/Delano LLC

SC Madison LLC

SC Collins LLC

Royalton Pledgor LLC

43rd Restaurant LLC

MHG Mexico LLC

MHG Mexico Management S. de R. L. de C.V

Investment Interest Holdings – 111 LLC

Royalton LLC

MHG Puerto Rico Management LLC

Mondrian Senior Mezz LLC

Mondrian Holdings LLC

Morbel Otelcilik A.S.

Collins Hotel Associates Mezz LLC

MHG PR Investment LLC

MHG PR Member LLC

Morgans/LV Investment LLC

MHG St. Barths Investment LLC

Christopher Hotel Holdings LLC

MHG 1 Court Investment, LLC

Morgans/LV Management LLC

MHG North State Street Investment LLC

Cedar Hotel Holdings LLC

Cedar Hotel LLC

SC Geary LLC

MHG South America LLC